Exhibit 99.1

B&G Foods Announces Pricing and Upsizing
of Offering of Senior Secured Notes

PARSIPPANY, N.J., September 12, 2023 — B&G Foods, Inc. (NYSE: BGS) announced today the pricing of an offering of $550.0 million aggregate principal amount of 8.00% senior secured notes due 2028 in a transaction exempt from registration under the Securities Act of 1933, as amended. The senior secured notes are being issued at a price of 99.502%. The offering, which has been upsized from the previously announced aggregate principal amount of $500.0 million, is expected to close on September 26, 2023, subject to customary closing conditions.

The senior secured notes will be guaranteed on a senior secured basis by certain domestic subsidiaries of B&G Foods (that guarantee B&G Foods’ existing senior secured credit agreement and existing senior unsecured notes). The senior secured notes will be secured by a first-priority security interest in certain collateral, which generally includes most of B&G Foods’ and the guarantors’ right or interest in or to property of any kind, except for real property and certain intangible assets, and which collateral also secures B&G Foods’ existing senior secured credit agreement on a pari passu basis.

B&G Foods estimates that the net proceeds from the offering will be approximately $538.6 million after deducting discounts, fees and expenses related to the offering. B&G Foods intends to use the net proceeds of the offering, together with cash on hand, to redeem a portion of B&G Foods’ 5.25% senior notes due 2025 and pay related fees and expenses.

The senior secured notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on an exemption from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act. The senior secured notes and the related guarantees have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction. Accordingly, the senior secured notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable securities laws of any state or other jurisdiction.

This press release does not constitute a redemption notice with respect to the 5.25% senior notes due 2025 and shall not constitute an offer to sell or the solicitation of an offer to buy the senior secured notes and the related guarantees, nor shall there be any sale of the senior secured notes and the related guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About B&G Foods, Inc.

Based in Parsippany, New Jersey, B&G Foods and its subsidiaries manufacture, sell and distribute high-quality, branded shelf-stable and frozen foods across the United States, Canada and Puerto Rico. With B&G Foods’ diverse portfolio of more than 50 brands you know and love, including B&G, B&M, Bear Creek, Cream of Wheat, Crisco, Dash, Green Giant, Las Palmas, Le Sueur, Mama Mary’s, Maple Grove Farms, New York Style, Ortega, Polaner, Spice Islands and Victoria, there’s a little something for everyone.

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” The forward-looking statements contained in this press release include, without limitation, statements related to B&G Foods’ offer of senior secured notes and the use of proceeds of such senior secured notes offering, including the redemption of a portion of the 5.25% senior notes due 2025. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “projects,” “intends,” “anticipates,” “assumes,” “could,” “should,” “estimates,” “potential,” “seek,” “predict,” “may,” “will” or “plans” and similar references to future periods to be uncertain and forward-looking. Factors that may affect actual results include, without limitation: the Company’s substantial leverage; the effects of rising costs for and/or decreases in supply of the Company’s commodities, ingredients, packaging, other raw materials, distribution and labor; crude oil prices and their impact on distribution, packaging and energy costs; the Company’s ability to successfully implement sales price increases and cost saving measures to offset any cost increases; intense competition, changes in consumer preferences, demand for the Company’s products and local economic and market conditions; the Company’s continued ability to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets, to broaden brand portfolios in order to compete effectively with lower priced products and in markets that are consolidating at the retail and manufacturing levels and to improve productivity; the ability of the Company and its supply chain partners to continue to operate manufacturing facilities, distribution centers and other work locations without material disruption, and to procure ingredients, packaging and other raw materials when needed despite disruptions in the supply chain or labor shortages; the impact pandemics or disease outbreaks, such as the COVID-19 pandemic, may have on the Company’s business, including among other things, the Company’s supply chain, manufacturing operations or workforce and customer and consumer demand for the Company’s products; the Company’s ability to recruit and retain senior management and a highly skilled and diverse workforce at the Company’s corporate offices, manufacturing facilities and other locations despite a very tight labor market and changing employee expectations as to fair compensation, an inclusive and diverse workplace, flexible working and other matters; the risks associated with the expansion of the Company’s business; the Company’s possible inability to identify new acquisitions or to integrate recent or future acquisitions or the Company’s failure to realize anticipated revenue enhancements, cost savings or other synergies from recent or future acquisitions; the Company’s ability to successfully complete the integration of recent or future acquisitions into the Company’s enterprise resource planning (ERP) system; tax reform and legislation, including the effects of the Infrastructure Investment and Jobs Act, U.S. Tax Cuts and Jobs Act and the U.S. CARES Act, and future tax reform or legislation; the Company’s ability to access the credit markets and the Company’s borrowing costs and credit ratings, which may be influenced by credit markets generally and the credit ratings of the Company’s competitors; unanticipated expenses, including, without limitation, litigation or legal settlement expenses; the effects of currency movements of the Canadian dollar and the Mexican peso as compared to the U.S. dollar; the effects of international trade disputes, tariffs, quotas, and other import or export restrictions on the Company’s international procurement, sales and operations; future impairments of the Company’s goodwill and intangible assets; the Company’s ability to protect information systems against, or effectively respond to, a cybersecurity incident, other disruption or data leak; the Company’s ability to successfully implement the Company’s sustainability initiatives and achieve the Company’s sustainability goals, and changes to environmental laws and regulations; and other factors that affect the food industry generally, including: recalls if products become adulterated or misbranded, liability if product consumption causes injury, ingredient disclosure and labeling laws and regulations and the possibility that consumers could lose confidence in the safety and quality of certain food products; competitors’ pricing practices and promotional spending levels; fluctuations in the level of the Company’s customers’ inventories and credit and other business risks related to the Company’s customers operating in a challenging economic and competitive environment; and the risks associated with third-party suppliers and co-packers, including the risk that any failure by one or more of the Company’s third-party suppliers or co-packers to comply with food safety or other laws and regulations may disrupt the Company’s supply of raw materials or certain finished goods products or injure the Company’s reputation. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. B&G Foods undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations: ICR, Inc. Dara Dierks 866.211.8151	Media Relations: ICR, Inc. Matt Lindberg 203.682.8214